EuroPac International Value Fund	EuroPac International Bond Fund
Class A Shares: EPIVX	Class A Shares: EPIBX
Class I Shares: EPVIX	Class I Shares: EPBIX

EuroPac International Dividend Income Fund	EuroPac Gold Fund
Class A Shares: EPDPX	Class A Shares: EPGFX
Class I Shares: EPDIX	Class I Shares: EPGIX

EP Emerging Markets Fund
Class A Shares: EPASX
Class I Shares: EPEIX

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated November 22, 2024, to

Prospectus and Statement of Additional Information (“SAI”),

each dated February 29, 2024.

Change in Distributor

Effective on or about December 6, 2024 (the “Effective Date”), Foreside Financial Group, LLC will complete its acquisition of UMB Distribution Services, LLC, the Funds’ distributor.  In connection with the acquisition, as of the Effective Date, the Funds’ distributor will change its name to Distribution Services, LLC.

In addition, as of the Effective Date, the first paragraph under “Distributor and the Distribution Agreement” in the Funds’ SAI will be deleted in its entirety and replaced with the following:

Distribution Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Advisor, or any other service provider for the Fund.

Please retain this Supplement with your records.